Exhibit 10.19

AMENDMENT NO. 2 TO MASTER REIMBURSEMENT AGREEMENT

THIS AMENDMENT NO. 2 TO MASTER REIMBURSEMENT AGREEMENT (this “Amendment No. 2”) amends that certain Master Reimbursement Agreement made and entered into as of June 1, 2001, by and among Fannie Mae, Mid-America Apartments, L.P. and Fairways-Columbia, L.P. (as amended, the “Master Reimbursement Agreement”) and is made and entered into on May 30, 2003 by and among Fannie Mae, Mid-America Apartments, L.P. and Mid-America Apartment Communities, Inc. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Master Reimbursement Agreement.

RECITALS

WHEREAS, Fannie Mae, Mid-America Apartments, L.P. and Fairways-Columbia, L.P. executed and delivered the Master Reimbursement Agreement;

WHEREAS, Fairways-Columbia, L.P. merged into Mid-America Apartments, L.P. and Mid-America Apartments, L.P. assumed all obligations of Fairways-Columbia, L.P. under the Master Reimbursement Agreement and other related documents;

WHEREAS, Mid-America Apartment Communities, Inc. owns the Mortgaged Property known as The Anatole Apartments, which Mortgaged Property was added to the Collateral Pool pursuant to that certain Amendment No. 1 to Master Reimbursement Agreement, dated October 24, 2002 (“Amendment No. 1”), made and entered into by Fannie Mae, Mid-America Apartments, L.P. and Mid-America Apartment Communities, Inc.;

WHEREAS, Mid-America Apartments, L.P. and Mid-America Apartment Communities, Inc. have requested and Fannie Mae has agreed to add two Additional Mortgaged Properties to the Collateral Pool;

WHEREAS, Fannie Mae, Mid-America Apartments, L.P. and Mid-America Apartment Communities, Inc. desire to amend the Master Reimbursement Agreement to change certain provisions and to add the following two Additional Mortgaged Properties to the Collateral Pool: (a) Westbury Creek in Augusta, Georgia and (b) Windridge in Chattanooga, Tennessee (the “Two Additional Mortgaged Properties”);

WHEREAS, Fannie Mae, Mid-America Apartments, L.P. and Mid-America Apartment Communities, Inc. intend these Recitals to be a material part of this Amendment No. 2.

NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00), the mutual covenants and agreements set forth herein, and other good and valuable consideration, all of

Amendment No. 2 to

Master Reimbursement Agreement

Mid-America Apartments

which each party agrees constitutes sufficient consideration received at and before the execution hereof, the parties agree as follows:

AGREEMENTS

1. Section 1.2 is hereby amended by adding the following defined terms:

“Debt Service” means, at any time, the scheduled debt service for any Loan for the applicable period, assuming that the scheduled debt service on such Loan is equal to interest at the applicable Underwriting Rate plus principal payments required to be made to the applicable principal reserve fund relating to such Loan; provided, however, if the interest rate on any Note has been converted to a Fixed Rate, then the assumed scheduled debt service for such Loan shall be equal to interest at such actual Fixed Rate with respect to such Loan plus the Fee Component plus principal payments and all payments required to be made to each of the principal reserve funds relating to such Loan.

“Debt Service Coverage Ratio” means the ratio of Net Operating Income for any Mortgaged Property for the applicable period to Debt Service for such Mortgaged Property.

“Four Additional Mortgaged Properties” means: (a) The Anatole Apartments in Daytona Beach, Florida; (b) Paddock Park Apartments I in Ocala, Florida; (c) Post House Jackson Apartments in Jackson, Tennessee; and (d) Township Apartments in Hampton Virginia.

“LIBOR” means the London interbank offered rate for one month U.S. dollar deposits, as such rate is reported on Telerate Page 3750 as of 11:00 a.m., London time, on the date that is two London banking days preceding the calculation date, i.e., “USD LIBOR BBA,” and if not reported on Telerate Page 3750, on the Reuters Screen ISDA Page as of 11:00 a.m., London time, on the day that is two London banking days preceding the calculation date, i.e., “USD LIBOR ISDA.”

“Taxable Bonds” means any series of Bonds paying interest that is not excludable from gross income for federal income tax purposes.

“Tax-Exempt Bonds” means any series of Bonds paying interest that is excludable from gross income for federal income tax purposes.

“Two Additional Mortgaged Properties” means: (a) Westbury Creek in Augusta, Georgia; and (b) Windridge in Chattanooga, Tennessee.”

Amendment No. 2 to

Master Reimbursement Agreement

Mid-America Apartments

2. Section 1.2 is hereby amended by deleting the definition of “Underwriting Rate” in its entirety and replacing such definition with the following definition:

“Underwriting Rate” means 6.9861% for the Mortgaged Property known as Fairways Apartments, 6.9861% for the Mortgaged Property known as Post House North Apartments, 6.9861% for the Mortgaged Property known as Reflection Pointe Apartments, 6.258% for each of the Four Additional Mortgaged Properties, 6.22% for the Mortgaged Property known as Westbury Creek Apartments and 6.1746% for the Mortgaged Property known as Windridge Apartments.

3. The additional provision added to Section 3.13(1) pursuant to Amendment No. 1 is hereby amended by deleting such provision in its entirety and replacing it with the following:

“Notwithstanding that the obligations under each Note and Bond Mortgage relating to the Four Additional Mortgaged Properties and Two Additional Properties are not generally personal obligations of the Borrower and notwithstanding that Fannie Mae is a holder of such Notes, each Borrower agrees and acknowledges that the intent of the parties to this Agreement is that each Borrower is and shall remain, except as provided in Section 3.13(2), jointly and severally personally liable to Fannie Mae for the payment and performance of all Obligations throughout the term of this Agreement. Consequently, in the event that Fannie Mae becomes the sole holder of such Notes and Bond Mortgages, by its rights of subrogation or otherwise, any amounts owing to Fannie Mae under such Notes or Bond Mortgages shall be joint and several personal obligations of each Borrower. In addition, it is the intent of the parties that the non-recourse liability of the Borrowers under such Notes shall not in any manner or under any circumstances be interpreted or understood to contradict, undermine, negate or nullify that each Borrower is and shall remain, except as provided in Section 3.13(2), jointly and severally personally liable to Fannie Mae for the payment and performance of all Obligations throughout the term of this Agreement.”

4. Section 5.3(c) is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(c) Reserved;”

5. Section 6.4(c)(v) is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(v) Reserved;”

6. A new Section 6.6 is hereby added to Article VI:

“6.6 Requirements Upon Expiration of Existing Credit Enhancement Instruments. Except as otherwise waived in writing by Fannie Mae in its sole discretion, as of May 20, 2031:

(a) The Loan Servicer must determine that each Mortgaged Property remaining in the Collateral Pool must have a Debt Service Coverage Ratio for the

Amendment No. 2 to

Master Reimbursement Agreement

Mid-America Apartments

Trailing 12 Month Period of not less than 145% and a Loan to Value Ratio of not more than 70%; and

(b) The Borrower must certify that there shall exist no Default or Event of Default.”

7. Section 7.2(1) is hereby amended by deleting such Section in its entirety and replacing it with the following:

“7.2(1) Cap or Swap Payment Terms. Under each Cap arrangement for Tax-Exempt Bonds, the Counterparty shall pay a floating amount, computed in accordance with the Hedge Documents, to the extent that the Bond Market Association Municipal Swap Index (as defined below) exceeds the Hedge Rate, in each case based on the notional amount of the Cap. Under each Cap arrangement for Taxable Bonds, the Counterparty shall pay a floating amount, computed in accordance with the Hedge Documents, to the extent that LIBOR (as defined in Section 1.2) exceeds the Hedge Rate, in each case based on the notional amount of the Cap. Under each Swap arrangement for Tax-Exempt Bonds, the Counterparty shall pay a floating rate computed in accordance with the Hedge Documents based on the Bond Market Association Municipal Swap Index and the Borrower shall pay a fixed rate to the Counterparty equal to or less than the Strike Rate, in each case based on the notional amount of the Swap. Under each Swap arrangement for Taxable Bonds, the Counterparty shall pay a floating rate computed in accordance with the Hedge Documents based on LIBOR and the Borrower shall pay a fixed rate to the Counterparty equal to or less than the Strike Rate, in each case based on the notional amount of the Swap. Each Hedge must provide for monthly settlement on the fifteenth (15th) day of each month. The Bond Market Association Municipal Swap Index is the rate determined on the basis of an index based upon the weekly interest rate resets of tax-exempt variable rate issues included in a database maintained by Municipal Market Data which meet specific criteria established by the Bond Market Association. With respect to Tax-Exempt Bonds, if the Bond Market Association Municipal Swap Index is not published on any reset date under the Hedge, the Counterparty must determine an appropriate index as a substitute for the Bond Market Association Municipal Swap Index on each such reset date. The index so determined shall provide a rate of interest that is equivalent to the prevailing rate of interest borne by bonds that are rated in the highest short-term rating category by Moody’s and S&P in respect of issuers of not less than five “high grade” component issuers selected by the Counterparty which shall include, without limitation, issuers of general obligation bonds, and that are subject to tender by holders thereof for purchase on not more than seven (7) days notice and the interest on which is (a) variable, determined on a weekly basis, (b) excludable from gross income for federal income tax purposes, and (c) not subject to a “minimum tax” or similar tax unless all tax-exempt bonds are subject to such tax. With respect to Taxable Bonds, if LIBOR is no longer published, the Counterparty must determine an appropriate index as a substitute for LIBOR, which substitute index must be approved in writing by Fannie Mae.

Amendment No. 2 to

Master Reimbursement Agreement

Mid-America Apartments

Each Counterparty must meet the minimum requirements for hedge counterparties set out in the DUS Guide and must be approved by Fannie Mae in advance in writing. Each Hedge must be provided by a Counterparty, evidenced and secured by Hedge Documents and written on such terms and conditions as are acceptable to Fannie Mae. Before seeking bids for a Hedge, the Borrower shall obtain Fannie Mae’s written approval of the potential Counterparties, the terms and conditions on which bids for the Hedge will be solicited and the Hedge Documents to be entered into.”

8. Section 8.1(c) is hereby amended by changing the language “and Section 2.5” in the third line to “, Section 2.5 and Section 6.6.”

9. Schedules 2, 3, 4, 5 and 9 are hereby amended and restated in their entirety as set forth in Annex 1 attached hereto.

10. By execution and delivery of this Amendment No. 2 by Fannie Mae, Fannie Mae hereby consents to the addition of the Two Additional Mortgaged Properties to the Fannie Mae Credit Facility as Additional Mortgaged Properties effective as of May 30, 2003 (the “Effective Date”).

11. In connection with the addition of the Two Additional Mortgaged Properties to the Fannie Mae Credit Facility as Additional Mortgaged Properties, Borrower and Fannie Mae acknowledge and agree as follows in relation to such Additional Mortgaged Properties:

(a) The Facility Fee shall be as follows:

(i) Credit Enhancement Rate shall be 57 basis points per annum.

(ii) Principal Reserve Fund Rate shall be 15 basis points per annum.

(iii) Loan Servicer’s Rate shall be 10 basis points.

(iv) Liquidity Rate shall be 12.5 basis points.

(v) Swap Credit Enhancement Rate shall be 13 basis points for the initial five-year Swap purchased in connection with the Additional Mortgaged Property known as Windridge Apartments and the initial five-year Swap purchased in connection with the Additional Mortgaged Property known as Westbury Creek Apartments and otherwise to be determined at the time of the purchase of a Swap.

(b) Standby Fee shall be 15 basis points on any unused capacity of the Fannie Mae Credit Facility and/or the Fannie Mae Credit Facility expansion capacity.

(c) Substitution Fee shall be 75 basis points.

(d) Collateral Addition Fee shall be 75 basis points.

(e) Release Fee shall be $15,000 per Collateral Release Property.

(f) The Strike Rate shall be 5% for the Tax-Exempt Bonds. No Hedge shall be required for the Taxable Bonds.

Amendment No. 2 to

Master Reimbursement Agreement

Mid-America Apartments

(g) The Hedge Rate shall be 6% for the Tax-Exempt Bonds.

(h) The Underwriting Rate shall be 6.2025% for the Mortgaged Property known as Westbury Creek Apartments and 6.1651% for the Mortgaged Property known as Windridge Apartments.

12. This Amendment No. 2 shall be construed, interpreted and enforced in accordance with, and the rights and remedies of the parties hereto shall be governed pursuant to, the provisions of Section 9.3 of the Master Reimbursement Agreement (entitled “Governing Law; Choice of Law; Consent to Jurisdiction; Waivers of Jury Trial”), which provisions are hereby incorporated into this Amendment No. 2 by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.

13. Except as herein expressly modified or amended, all terms and covenants, and provisions of the Master Reimbursement Agreement are hereby ratified and confirmed by the Borrower and Fannie Mae and remain in full force and effect.

14. The Borrower represents and warrants to Fannie Mae as follows:

(a) All representations and warranties set forth in the Master Reimbursement Agreement are true and correct as of May 30, 2003.

(b) There exists no Event of Default or Potential Event of Default as of May 30, 2003.

(c) The statements and information contained in the letter dated May 2nd, 2003 from Mid-America Apartments, L.P. to David Dubrow, Esq., relating to the Windridge Apartments, Chattanooga, Tennessee, a copy of which is annexed hereto as Exhibit A, are true and correct. The rezoning application referred to therein (the “Re-zoning Application”) was filed with the City of Chattanooga, Tennessee (the “City of Chattanooga”) on April 22, 2003. Upon approval of such Re-Zoning Application, the present use of the Mortgaged Property will comply with the zoning ordinance of the City of Chattanooga.

15. The Borrower shall promptly and diligently take all steps necessary to obtain the approval by the City of Chattanooga of the Re-Zoning Application. The Borrower shall provide Fannie Mae (i) a copy of such Re-Zoning Application, as filed, (ii) copies of all correspondence with the City of Chattanooga relating to such Re-Zoning Application and (iii) not later than December 1, 2003, evidence of the approval by the City of Chattanooga of such Re-Zoning Application. The failure by Borrower to comply with its agreements set forth in this Section shall constitute an Event of Default under the Master Reimbursement Agreement.

16. This Amendment No. 2 may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page.

[The Remainder of This Page Has Been Intentionally Left Blank.]

Amendment No. 2 to

Master Reimbursement Agreement

Mid-America Apartments

IN WITNESS WHEREOF, the parties hereto have duly signed, sealed, and delivered this Amendment No. 2 effective as of the date on which this Amendment No. 2 shall have been fully executed by Fannie Mae, Mid-America Apartments, L.P. and Mid-America Apartment Communities, Inc. as indicated by the date appearing below.

MID-AMERICA APARTMENTS, L.P. a Tennessee limited partnership

By:		Mid-America Apartment Communities, Inc., a Tennessee corporation, its sole General Partner

	By:	/s/ SIMON R. C. WADSWORTH
Simon R. C. Wadsworth
Executive Vice President

Date: May 30, 2003

MID-AMERICA APARTMENT COMMUNITIES, INC., a Tennessee corporation

By:	/s/ SIMON R. C. WADSWORTH
Simon R. C. Wadsworth
Executive Vice President

Date: May 30, 2003

S-1

Amendment No. 2 to

Master Reimbursement Agreement

Mid-America Apartments

FANNIE MAE

By:	/s/ JOHN BRINKER

Name: John Brinker
Title: Vice President

Date: May 30, 2003

S-2

Amendment No. 2 to

Master Reimbursement Agreement

Mid-America Apartments

EXHIBIT A

A-1

Amendment No. 2 to

Master Reimbursement Agreement

Mid-America Apartments

SCHEDULE 2

BONDS, ISSUERS AND MORTGAGED PROPERTIES

Bonds	Issuer	Mortgaged Property
$5,880,000 City of Flowood, Mississippi Variable Rate Multi -Family Housing Refunding Revenue Bonds, Series 2001 (Reflection Pointe Apartments Project)	City of Flowood, Mississippi	Reflection Pointe Apartments

$7,735,000 South Carolina State Housing Finance and Development Authority Multifamily Rental Housing Revenue Refunding Bonds (Fairway Apartments Project), Series 2001 A	South Carolina State Housing Finance and Development Authority	Fairways Apartments

$3,375,000 The Health, Educational and Housing Facility Board of the City of Jackson Multifamily Housing Revenue Refunding Bonds, Series 2001 (Post House North Apartments)	The Health, Educational and Housing Facility Board of the City of Jackson	Post House North Apartments

$7,000,000 Housing Finance Authority of Volusia County, Florida Multifamily Housing Revenue Refunding Bonds, Series 2002 (The Anatole Apartments)	Housing Finance Authority of Volusia County, Florida	The Anatole Apartments

$5,095,000 The Health, Educational and Housing Facility Board of the City of Jackson Multifamily Housing Revenue Refunding Bonds, Series 2002 (Post House Jackson Apartments)	The Health, Educational and Housing Facility Board of the City of Jackson	Post House Jackson Apartments

$6,805,000 Housing Finance Authority of Marion County, Florida Multifamily Housing Revenue Refunding Bonds, Series 2002 (Paddock Park Apartments)	Housing Finance Authority of Marion County, Florida	Paddock Park Apartments I

$10,800,000 Hampton Redevelopment and Housing Authority Variable Rate Demand Multifamily Housing Revenue Refunding Bonds (Township Apartments Project) Series 1998	Hampton Redevelopment and Housing Authority	Township Apartments

Schedule 2-1

Amendment No. 2 to

Master Reimbursement Agreement

Mid-America Apartments

$2,980,000 The Housing Authority of the City of Augusta, Georgia Variable Rate Demand Multifamily Housing Revenue Refunding Bonds, Series 2003A (Westbury Creek Apartments) and $500,000 Taxable Variable Rate Demand Multifamily Housing Revenue Bonds, Series 2003B (Westbury Creek Apartments)	The Housing Authority of the City of Augusta, Georgia	Westbury Creek Apartments

$4,965,000 The Health, Educational and Housing Facility Board of the City of Chattanooga, Tennessee Multifamily Housing Revenue Refunding Bonds, Series 2003A (Windridge Apartments) and $500,000 Taxable Multifamily Housing Revenue Refunding Bonds, Series 2003B (Windridge Apartments)	The Health, Educational and Housing Facility Board of the City of Chattanooga, Tennessee	Windridge Apartments

Schedule 2-2

Amendment No. 2 to

Master Reimbursement Agreement

Mid-America Apartments

SCHEDULE 3

FEE COMPONENT AND ONGOING FEES

I. INITIAL MORTGAGED PROPERTIES (Fairways Apartments, Post House North Apartments, and Reflection Pointe Apartments)

TYPE OF FEE[1]	FEE	DOCUMENT REFERENCE	TIMING
1. ISSUER FEE

(a) South Carolina State Housing Finance and Development Authority (Fairways Apartments)	(i) 0.25% of the principal amount of the Bonds Outstanding or (ii) $8,400	See definition of Issuer’s Fee in Indenture	Annually in monthly installments in advance

(b) The Health, Educational and Housing Facility Board of the City of Jackson (Post House North Apartments)	None	Not applicable	Not applicable

(c) City of Flowood, Mississippi (Reflection Pointe Apartments)	None	Not applicable	Not applicable

2. TRUSTEE FEE

(a) South Carolina State Housing Finance and Development Authority (Fairways Apartments)	3.3 basis points	See Section 2.5 of the Financing Agreement	Annually

[1]	With the exception of the Issuer Fee and Trustee Fee, all indicated fees are the same for each of the three Initial Mortgaged Properties.

Schedule 3-1

Amendment No. 2 to

Master Reimbursement Agreement

Mid-America Apartments

(b) The Health, Educational and Housing Facility Board of the City of Jackson (Post House North Apartments)	6.2 basis points	See Section 2.5 of the Financing Agreement	Annually

(c) City of Flowood, Mississippi (Reflection Pointe Apartments)	4.3 basis points	See Section 2.5 of the Financing Agreement	Annually

3. REMARKETING AGENT FEE	12.5 basis points	See Section 7 of the Remarketing Agreement	Annually, payable quarterly in arrears on each March 1, June 1, September 1 and December 1

4. REBATE ANALYST FEE	$500 per year	See Section 2.5 of the Financing Agreement	Annually

5. FACILITY FEE		See Section 3.3(1) of Master Reimbursement Agreement

(a) Credit Enhancement Rate	57 basis points	See Section 3.3(1)(a) of Master Reimbursement Agreement	Payable prior to the 15th of each month

(b) Principal Reserve Fund Rate	15 basis points	See Section 3.3(1)(b) of Master Reimbursement Agreement	Payable prior to the 15th of each month

(c) Loan Servicer’s Rate	10 basis points	See Section 3.3(1)(d) of Master Reimbursement Agreement	Payable prior to the 15th of each month

Schedule 3-2

Amendment No. 2 to

Master Reimbursement Agreement

Mid-America Apartments

(d) Liquidity Rate	12.5 basis points	See Section 3.3(1)(d) of Master Reimbursement Agreement	Payable prior to the 15th of each month

(e) Swap Credit Enhancement Rate	5 basis points for each initial Swap purchased in connection with the Initial Mortgaged Properties and otherwise to be determined at the time of the purchase of a Swap	See Section 3.3(1)(e) of Master Reimbursement Agreement	Payable prior to the 15th of each month

II. ADDITIONAL MORTGAGED PROPERTIES (October 24, 2002 Closing) (The Anatole Apartments, Paddock Park Apartments I, Post House Jackson Apartments, and Township Apartments)

TYPE OF FEE[2]	FEE	DOCUMENT REFERENCE	TIMING
1. ISSUER FEE

(a) Housing Finance Authority of Volusia County, Florida (The Anatole Apartments)	0.10% of the principal amount of the Bonds Outstanding	See definition of Issuer’s Fee in Indenture	Annually in arrears on each January 15, commencing January 15, 2003

(b) The Health, Educational and Housing Facility Board of the City of Jackson (Post House Jackson Apartments)	None	Not applicable	Not applicable

[2]	With the exception of the Issuer Fee and Trustee Fee, all indicated fees are the same for each of the three Initial Mortgaged Properties.

Schedule 3-3

Amendment No. 2 to

Master Reimbursement Agreement

Mid-America Apartments

(c) Housing Finance Authority of Marion County, Florida (Paddock Park Apartments I)	0.20% of the principal amount of the Bonds Outstanding	See definition of Issuer’s Fee in Indenture	Annually in arrears on each October 1 commencing October 1, 2003,

(d) Hampton Redevelopment and Housing Authority (Township Apartments)	None	Not applicable	Not applicable

2. TRUSTEE FEE

(a) Housing Finance Authority of Volusia County, Florida (The Anatole Apartments)	$3,500	See definition of Trustee’s Annual Fee in Indenture	Semi-annually payable in advance on each April 15 and October 15

(b) The Health, Educational and Housing Facility Board of the City of Jackson (Post House Jackson Apartments)	$3,500	See definition of Trustee’s Annual Fee in Indenture	Semi-annually payable in advance on each April 15 and October 15

(c) Housing Finance Authority of Marion County, Florida (Paddock Park Apartments I)	$3,500	See definition of Trustee’s Annual Fee in Indenture	Semi-annually payable in advance on each April 15 and October 15

(d) Hampton Redevelopment and Housing Authority (Township Apartments)	$3,500	See definition of Trustee’s Annual Fee in Indenture	Semi-annually payable in advance on each April 15 and October 15

3. REMARKETING AGENT FEE	12.5 basis points	See Section 7 of the Remarketing Agreement	Annually, payable quarterly in arrears in each March 1, June 1, September 1 and December 1

4. REBATE ANALYST FEE	$500	See Section 2.5 of the Financing Agreement	Annually

Schedule 3-4

Amendment No. 2 to

Master Reimbursement Agreement

Mid-America Apartments

5. FACILITY FEE		See Section 33 of Amendment No. 1 to Master Reimbursement Agreement

(a) Credit Enhancement Rate	57 basis points	See Section 33 of Amendment No. 1 to Master Reimbursement Agreement	Payable prior to the 15th of each month

(b) Principal Reserve Fund Rate	15 basis points	See Section 33 of Amendment No. 1 to Master Reimbursement Agreement	Payable prior to the 15th of each month

(c) Loan Servicer’s Rate	10 basis points	See Section 33 of Amendment No. 1 to Master Reimbursement Agreement	Payable prior to the 15th of each month

(d) Liquidity Rate	12.5 basis points	See Section 33 of Amendment No. 1 to Master Reimbursement Agreement	Payable prior to the 15th of each month

(e) Swap Credit Enhancement Rate	13 basis points for the five-year Swap purchased in connection with the Additional Mortgaged Property known as The Anatole Apartments and the five year Swap purchased in connection with the Additional Mortgaged Property known as Township Apartments and otherwise to be determined at the time of the purchase of a Swap	See Section 33 of Amendment No. 1 to Master Reimbursement Agreement	Payable prior to the 15th of each month

Schedule 3-5

Amendment No. 2 to

Master Reimbursement Agreement

Mid-America Apartments

III. ADDITIONAL MORTGAGED PROPERTIES (May 30, 2003 Closing) (Westbury Creek Apartments and Windridge)
TYPE OF FEE[3]	FEE	DOCUMENT REFERENCE	TIMING
1. ISSUER FEE

(a) The Housing Authority of the City of Augusta, Georgia (The Westbury Creek Apartments)	None	Not applicable	Not applicable

(b) The Health, Educational and Housing Facility Board of the City of Chattanooga, Tennessee (Windridge Apartments)	None	Not applicable	Not applicable

2. TRUSTEE FEE

(a) The Housing Authority of the City of Augusta, Georgia (The Westbury Creek Apartments)	$4,000	See definition of Trustee’s Annual Fee in Indenture	Semi-annually payable in advance on each May 15 and November 15

[3]	With the exception of the Issuer Fee and Trustee Fee, all indicated fees are the same for each of the three Initial Mortgaged Properties.

Schedule 3-6

Amendment No. 2 to

Master Reimbursement Agreement

Mid-America Apartments

(b) The Health Educational and Housing Facility Board of the City of Chattanooga, Tennessee (Windridge Apartments)	$4,000	See definition of Trustee’s Annual Fee in Indenture	Semi-annually payable in advance on each May 15 and November 15

3. REMARKETING AGENT FEE	12 basis points	See Section 7 of the Remarketing Agreement	Annually, payable quarterly in arrears in each March 1, June 1, September 1 and December 1

4. REBATE ANALYST FEE	$500	See Section 2.5 of the Financing Agreement	Annually

5. FACILITY FEE		See Section 11 of Amendment No. 2 to Master Reimbursement Agreement

(a) Credit Enhancement Rate	57 basis points	See Section 11 of Amendment No. 2 to Master Reimbursement Agreement	Payable prior to the 15th of each month

(b) Principal Reserve Fund Rate	15 basis points	See Section 11 of Amendment No. 2 to Master Reimbursement Agreement	Payable prior to the 15th of each month

(c) Loan Servicer’s Rate	10 basis points	See Section 11 of Amendment No. 2 to Master Reimbursement Agreement	Payable prior to the 15th of each month

Schedule 3-7

Amendment No. 2 to

Master Reimbursement Agreement

Mid-America Apartments

(d) Liquidity Rate	12.5 basis points	See Section 11 of Amendment No. 2 to Master Reimbursement Agreement	Payable prior to the 15th of each month

(e) Swap Credit Enhancement Rate	13 basis points for the five-year Swap purchased in connection with the Additional Mortgaged Property known as Windridge Apartments and the five year Swap purchased in connection with the Additional Mortgaged Property known as Westbury Creek and otherwise to be determined at the time of the purchase of a Swap	See Section 11 of Amendment No. 2 to Master Reimbursement Agreement	Payable prior to the 15th of each month

Schedule 3-8

Amendment No. 2 to

Master Reimbursement Agreement

Mid-America Apartments

SCHEDULE 4

MORTGAGED PROPERTIES

INITIAL MORTGAGED PROPERTIES:

PROPERTY NAME	PROPERTY ADDRESS
Fairways Apartments	Columbia, South Carolina
Post House North Apartments	Jackson, Tennessee
Reflection Pointe Apartments	Flowood, Mississippi
Poplar Trace Apartments	Jackson, Tennessee

ADDITIONAL MORTGAGED PROPERTIES (October 24, 2002 Closing):

PROPERTY NAME	PROPERTY ADDRESS
The Anatole Apartments	Daytona Beach, Florida
Post House Jackson Apartments	Jackson, Tennessee
Paddock Park Apartments I	Ocala, Florida
Township Apartments	Hampton, Virginia

ADDITIONAL MORTGAGED PROPERTIES (May 30, 2003 Closing):

PROPERTY NAME	PROPERTY ADDRESS
Westbury Creek Apartments	Augusta, Georgia
Windridge Apartments	Chattanooga, Tennessee

SUBSTITUTED MORTGAGED PROPERTIES:

PROPERTY NAME	PROPERTY ADDRESS
None

Schedule 4-1

Amendment No. 2 to

Master Reimbursement Agreement

Mid-America Apartments

SCHEDULE 5

TERMINATION FEE

Any Termination Fee payable under Section 3.3(4) of the Master Reimbursement Agreement shall be equal to the following percentage of the unpaid principal balance of each Loan being prepaid as indicated below, or, in the case of a substitution of an Alternate Credit Facility for the Credit Enhancement Instrument, the unpaid principal balance of each Loan:

Fairways (Loan Originated June 15, 2001)
First Loan Year	5.904%
Second Loan Year	5.479%
Third Loan Year	5.024%
Fourth Loan Year	4.536%
Fifth Loan Year	4.014%
Sixth Loan Year	3.454%
Seventh Loan Year	2.855%
Eighth Loan Year	2.213%
Ninth Loan Year	1.525%
Tenth Loan Year	0.789%

Post House North (Loan Originated June 15, 2001)
First Loan Year	5.965%
Second Loan Year	5.531%
Third Loan Year	5.067%
Fourth Loan Year	4.571%
Fifth Loan Year	4.041%
Sixth Loan Year	3.475%
Seventh Loan Year	2.869%
Eighth Loan Year	2.222%
Ninth Loan Year	1.530%
Tenth Loan Year	0.791%

Reflection Pointe (Loan Originated June 15, 2001)
First Loan Year	5.970%
Second Loan Year	5.535%
Third Loan Year	5.071%
Fourth Loan Year	4.574%
Fifth Loan Year	4.044%
Sixth Loan Year	3.476%
Seventh Loan Year	2.870%
Eighth Loan Year	2.223%
Ninth Loan Year	1.530%
Tenth Loan Year	0.791%

Schedule 5-1

Amendment No. 2 to

Master Reimbursement Agreement

Mid-America Apartments

The Anatole (Loan Originated October 24, 2002)
First Loan Year	6.700%
Second Loan Year	6.200%
Third Loan Year	5.668%
Fourth Loan Year	5.102%
Fifth Loan Year	4.500%
Sixth Loan Year	3.861%
Seventh Loan Year	3.180%
Eighth Loan Year	2.457%
Ninth Loan Year	1.688%
Tenth Loan Year	0.870%

Paddock Park (Loan Originated October 24, 2002)
First Loan Year	5.766%
Second Loan Year	5.335%
Third Loan Year	4.877%
Fourth Loan Year	4.389%
Fifth Loan Year	3.871%
Sixth Loan Year	3.321%
Seventh Loan Year	2.735%
Eighth Loan Year	2.113%
Ninth Loan Year	1.451%
Tenth Loan Year	0.748%

Post House Jackson (Loan Originated October 24, 2002)
First Loan Year	5.815%
Second Loan Year	5.377%
Third Loan Year	4.911%
Fourth Loan Year	4.417%
Fifth Loan Year	3.893%
Sixth Loan Year	3.337%
Seventh Loan Year	2.747%
Eighth Loan Year	2.120%
Ninth Loan Year	1.455%
Tenth Loan Year	0.749%

Township (Loan Originated October 24, 2002)
First Loan Year	6.734%
Second Loan Year	6.228%
Third Loan Year	5.691%
Fourth Loan Year	5.121%
Fifth Loan Year	4.515%
Sixth Loan Year	3.872%
Seventh Loan Year	3.188%
Eighth Loan Year	2.462%
Ninth Loan Year	1.690%
Tenth Loan Year	0.871%

Schedule 5-2

Amendment No. 2 to

Master Reimbursement Agreement

Mid-America Apartments

Westbury Creek (Loan Originated May 30, 2003)
First Loan Year	6.557%
Second Loan Year	6.068%
Third Loan Year	5.548%
Fourth Loan Year	4.994%
Fifth Loan Year	4.406%
Sixth Loan Year	3.780%
Seventh Loan Year	3.114%
Eighth Loan Year	2.406%
Ninth Loan Year	1.653%
Tenth Loan Year	0.852%

Windridge (Loan Originated May 30, 2003)
First Loan Year	6.636%
Second Loan Year	6.139%
Third Loan Year	5.610%
Fourth Loan Year	5.049%
Fifth Loan Year	4.452%
Sixth Loan Year	3.818%
Seventh Loan Year	3.144%
Eighth Loan Year	2.429%
Ninth Loan Year	1.668%
Tenth Loan Year	0.859%

SEE PARAGRAPH 11 OF THE NOTE FOR ALL TERMS AND CONDITIONS APPLICABLE TO PREPAYMENT OF THE LOAN. The Borrower may not have the right to prepay the Loan during certain periods. The Borrower may be required to pay more than the principal amount being prepaid, accrued interest and the Termination Fee. Special timing considerations may also apply.

Each Loan Year is a 12 month period ending on the day before an anniversary date of the Loan.

Schedule 5-3

Amendment No. 2 to

Master Reimbursement Agreement

Mid-America Apartments

SCHEDULE 9

SCHEDULE OF DEPOSITS TO EACH PRINCIPAL RESERVE FUND

See attached schedules.

Schedule 9-1

Amendment No. 2 to

Master Reimbursement Agreement

Mid-America Apartments